CITY OF NEW YORK
               DEPARTMENT OF PORTS, INTERNATIONAL TRADE & COMMERCE
                 Battery Maritime Building, New York, N.Y. 10004
                             Telephone: 212 806-6952

MICHAEL P. HUERTA
COMMISSIONER


                                                             December 16, 1988


  Mr. Frank Dayton
  New York Cross Harbor Railroad
  P,O.  Box 182
  Brooklyn, New York 11232


  Dear Mr. Dayton;

         The last permit issued to the New York Cross Harbor Railroad for use and occupancy of the First Avenue Yards (Brooklyn) commenced on September 1, 1984 and terminated on August 31, 1985 (Permit #84-09-059030). Since August 31, 1985 New York Cross Harbor Railroad has been on holdover status on a month to month basis. New York Cross Harbor Railroad's monthly payments for use and
occupancy of the First Avenue   Yards are up-to-date (as of November 1988).


                                                 Yours truly,

                                                 _______
                                                 Frank Salvia
                                                 Director of Transportation

  CC:      Anthony M. Riccio
            RaeAnn Caglione
            Michael F. Riccardelli (copy faxed)